UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 9, 2006, The Coast Distribution System, Inc. issued a press release announcing its consolidated financial results for its second quarter and the six months ended June 30, 2006. A copy of that press release is attached as Exhibit 99.1 to and, by this reference, is incorporated into this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure

On August 14, 2006, The Company issued a press release reporting that its Board of Directors had approved an increase in the amount of the quarterly cash dividend to $0.07 per share and, pursuant to its dividend policy, declared the quarterly cash dividend for the quarter ending September 30, 2006 in the amount of $0.07 per share. The dividend is payable on September 8, 2006 to all stockholders of record as of August 24, 2006. A copy of that press release is attached as Exhibit 99.2 to, and by this reference is incorporated into, this Report.

As stated in its press release, the declaration of cash dividends in the future, pursuant to the Company’s dividend policy, is subject to determination each quarter by the Board of Directors based on a number of factors, including the Company’s financial performance and its available cash resources. Also, it could become necessary for the Company to obtain the consent of its lender under its secured bank loan agreement in order to pay cash dividends in the future and for these reasons, as well as others, there can be no assurance that that the Board of Directors will not decide to reduce the amount, or suspend or discontinue the payment, of cash dividends in the future.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, together with Exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and Exhibits shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description
99.1	Press Release issued August 9, 2006 announcing the consolidated financial results of The Coast Distribution System, Inc. for the quarter and six months ended June 30, 2006.

99.2	Press Release issued August 14, 2006 announcing an increase in the Company’s quarterly cash dividend to $0.07 per share and the declaration of a $0.07 per share cash dividend for the quarter ending September 30, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: August 14, 2006	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued August 9, 2006 announcing the consolidated financial results of The Coast Distribution System, Inc. for the quarter and six months ended June 30, 2006.

99.2	Press Release issued August 14, 2006 announcing an increase in the Company’s quarterly cash dividend to $0.07 per share and the declaration of a $0.07 per share cash dividend for the quarter ending September 30, 2006.

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